                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report:  June 15, 2001
                       (Date of earliest event reported)

                             POTLATCH CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Delaware                     1-5313               82-0156045
----------------------------       ------------      ----------------------
(State or Other Jurisdiction       (Commission         (I.R.S. Employer
    of Incorporation)              File Number)      Identification Number)



   601 W. Riverside Avenue, Suite 1100,                      99201
   ------------------------------------                   ----------
               Spokane WA,                                (Zip Code)
               -----------
(Address of principal executive offices)


                                  509-835-1500
                        -------------------------------
                        (Registrant's telephone number,
                              including area code)
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     Item 5.  Other Events and Regulation FD Disclosure.

     The Registrant's press release dated June 15, 2001 announcing Potlatch Corporation's planned debt refinancing program is attached as Exhibit 99.1 and is incorporated herein by reference.

     Supplemental information regarding Potlatch Corporation is attached as
Exhibit 99.2 and is incorporated herein by reference.

     Item 7.  Exhibits


     Exhibit No.                       Description
     ----------                        -----------
        99.1        Press release dated June 15, 2001

        99.2        Supplemental information regarding Potlatch Corporation

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  June 18, 2001


                             POTLATCH CORPORATION

By  /s/ Malcolm A. Ryerse
   ------------------------------------------------------------------
                               Malcolm A. Ryerse
                                   Secretary

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                                 Exhibit Index

Exhibit No.      Description
-----------      -----------

99.1          Press release dated June 15, 2001

99.2          Supplemental information regarding Potlatch
              Corporation